UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2013

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Verizon Communications Inc.’s (Verizon) 2013 Annual Meeting of Shareholders was held on May 2, 2013. At the meeting, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 2,385,639,323 or 83.39% of the common shares outstanding on March 4, 2013, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes
Richard L. Carrión	1,729,895,586	71,800,091	20,008,415	563,935,231

Melanie L. Healey	1,752,290,205	50,979,501	18,434,386	563,935,231

M. Frances Keeth	1,753,313,806	49,130,961	19,259,325	563,935,231

Robert W. Lane	1,751,498,202	50,988,500	19,217,390	563,935,231

Lowell C. McAdam	1,716,160,471	79,082,634	26,460,987	563,935,231

Sandra O. Moose	1,714,391,982	88,767,885	18,544,225	563,935,231

Joseph Neubauer	1,631,245,842	171,023,100	19,435,150	563,935,231

Donald T. Nicolaisen	1,752,395,033	49,625,722	19,683,337	563,935,231

Clarence Otis, Jr.	1,713,161,992	89,064,055	19,478,045	563,935,231

Hugh B. Price	1,730,716,210	70,899,741	20,088,141	563,935,231

Rodney E. Slater	1,734,639,422	67,371,509	19,693,161	563,935,231

Kathryn A. Tesija	1,755,993,802	46,971,217	18,739,073	563,935,231

Gregory D. Wasson	1,753,965,620	48,068,512	19,669,960	563,935,231

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2013 was ratified with 2,310,610,072 votes for, 58,091,109 votes against and 16,938,142 abstentions.

(c)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 1,591,428,704 votes for, 199,905,463 votes against, 30,369,925 abstentions and 563,935,231 broker non-votes.

(d)	The proposal regarding Verizon’s Amended 2009 Long-Term Incentive Plan was approved with 1,587,437,133 votes for, 207,946,242 votes against, 26,320,717 abstentions and 563,935,231 broker non-votes.

(e)	The shareholder proposal regarding Network Neutrality was defeated with 403,412,343 votes for, 1,274,216,551 votes against, 144,075,198 abstentions and 563,935,231 broker non-votes.

(f)	The shareholder proposal regarding Lobbying Activities was defeated with 439,473,849 votes for, 1,265,015,989 votes against, 117,214,254 abstentions and 563,935,231 broker non-votes.

(g)	The shareholder proposal regarding a Proxy Access Bylaw was ratified with 952,776,244 votes for, 836,316,087 votes against, 32,611,761 abstentions and 563,935,231 broker non-votes.

(h)	The shareholder proposal regarding the Severance Approval Policy was defeated with 693,121,360 votes for, 1,101,390,813 votes against, 27,191,919 abstentions and 563,935,231 broker non-votes.

(i)	The shareholder proposal regarding the Shareholder Right to Call a Special Meeting was defeated with 853,846,628 votes for, 940,375,376 votes against, 27,482,088 abstentions and 563,935,231 broker non-votes.

(j)	The shareholder proposal regarding the Shareholder Right to Act by Written Consent was defeated with 792,045,190 votes for, 993,606,033 votes against, 36,052,869 abstentions and 563,935,231 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 7, 2013	/s/ William L. Horton, Jr.
William L. Horton, Jr. Senior Vice President, Deputy General Counsel and Corporate Secretary